UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2011

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 5.02	—	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 1, 2011, the Board of Directors (the “Board”) of Calpine Corporation (the “Company”) appointed William E. (“Bill”) Oberndorf to serve as a member of the Board until the next regularly scheduled annual election of directors at the 2011 annual meeting of the Company’s shareholders, filling the vacancy created by the death of William J. Patterson in September 2010.  Mr. Oberndorf will be eligible for compensation consistent with what is paid to the other non-employee directors of the Company as provided in the Company’s Corporate Governance Guidelines, including, as applicable, annual cash retainers, meeting fees, fees for serving on committees of our Board, and any equity awards under the Calpine Corporation 2008 Director Incentive Plan, as amended and restated (the “Director Plan”).  Both a brief summary of the Director Plan, as amended and restated, is included under “Proposal 3 - Proposal to Approve the Amendment of the 2008 Director Incentive Plan to Increase the Number of Shares Available Under the Plan and Extend the Term of the Plan” and the full text of the Director Plan is attached as Annex A in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2010. At this time, the committees of the Board to which Mr. Oberndorf will be named have not been determined. There were no arrangements or understandings by which Mr. Oberndorf was named a director. Neither the Company nor any of its subsidiaries was involved in any transactions, and there are no currently proposed transactions, with Mr. Oberndorf or his immediate family that are reportable pursuant to Item 404(a) of Regulation S-K.

Mr. Oberndorf is a founding partner of SPO Partners & Co., which is an owner of a number of businesses in a broad range of industries with an asset orientation. Mr. Oberndorf has served on the boards of numerous public and private companies.  He currently serves as chairman of the board of Aggregates U.S.A. and Rosewood Hotels & Resorts.  Mr. Oberndorf is also a member of the investment committee of Hotel Equity Funds and is a director emeritus of Plum Creek Timber Co. Mr. Oberndorf is a former board member of Taft Broadcasting Company, Voyager Learning Company, where he served as chairman, and Wometco Cable Television Corporation. Mr. Oberndorf received his Master of Business Administration from the Stanford Graduate School of Business in 1978 and his Bachelor of Arts degree from Williams College in 1975.

A press release announcing the election of Mr. Oberndorf to the Board is furnished as Exhibit 99.1 herewith.

ITEM 9.01	—	FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated January 5, 2011. *
__________
*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: January 5, 2011

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated January 5, 2011. *
__________
*	Furnished herewith.

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